Exhibit 99.2
Annual Investor Conference 2005

Tim Eller, Chairman and CEO

Our Morning 9:30 Where We're Going Eller 10:00 How We Will Get There Hannigan Market Spotlights Burns/Davis 11:00 Financial Implications Echols 11:30 Recap, Q and A Eller 12:00 Lunch

Forward-looking Statements This presentation contains forward-looking statements which may be identified by the context of the statement and generally arise when Centex is discussing its beliefs, estimates or expectations. Such statements include projections, forecasts, and plans and objectives of management for future operations and operating and financial performance, as well as any related assumptions. These statements are not historical facts or guarantees of future performance but instead represent only Centex's belief at the time the statements were made regarding future events, which are subject to significant risks, uncertainties and other factors, many of which are outside of Centex's control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward- looking statements. These risks and uncertainties are described in greater detail in Centex's most recent Annual Report on Form 10^K for the fiscal year ended March 31, 2005 (including under the captions "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations"), as well as recent Quarterly Reports on Form 10-Q, which are on file with the SEC and may be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. The factors discussed in these reports include, but are not limited to, changes in national or regional economic or business conditions, including employment levels and interest rates, competition, shortages or price changes in raw materials, or labor shortages, and other factors that could affect demand for our homes, mortgage loans or construction services or the profitability of our operations. All forward-looking statements made in this presentation are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this presentation will increase with the passage of time. Centex makes no commitment, and disclaims any duty, to update or revise any forward-looking statement to reflect future events or changes in Centex's expectations.

Key Themes U.S. home building industry will reward leaders Centex has sharpened its focus on home building Also unique opportunities now from refocusing proceeds Centex is well-positioned for performance Centex will improve its leadership position

Key Themes U.S. home building industry will reward leaders Why?

Key Themes U.S. home building industry will reward leaders Why? Long-term demand trends are favorable Short-term demand fluctuations should be expected Industry structural considerations are key determinants of builder profitability

Favorable long-term demand drivers Demographics 0-20 21-40 41-60 61+ East 15 6 4 6 Second Generation Immigrants (Millions) 0-20 Age: 21-40 41-60 61+ 15 6 4 6 1st Qtr Household Formations (Per Year, in Millions) 1.3 1.3 2005-2010 2010-2015 Source: Joint Center for Housing Studies at Harvard University

Short-term demand fluctuations should be expected Job Growth Interest Rates and Affordability Consumer Confidence

Offsetting effects of job growth - From "What Drives Starts at the Metropolitan Level?", Policy Advisory Board Meeting, September 2005, Joint Center for Housing Studies at Harvard University, with Economy.com "Income growth and unemployment rate declines can more than offset drag of rising interest rates" Note: This analysis looks at every MSA in the country (a total of 291 metro areas, after accounting for overlaps and boundary changes). It compares job growth in each MSA over the four year period through 2004 with total housing permits issued in the MSA during the same period. 1st Qtr 2.352182518 2.584613876 2.397940009 2.693287157 2.397940009 2.670477786 2.439332694 3.476686743 2.439332694 2.686412809 2.439332694 2.338954252 2.477121255 2.748769282 2.511883361 2.503109437 2.511883361 3.079181246 2.544068044 2.857332496 2.544068044 3.035129431 2.574031268 3.180125875 2.574031268 2.553579642 2.62838893 3.079000252 2.653212514 2.692185725 2.653212514 2.739176632 2.67669361 3.230065551 2.720159303 3.022737588 2.720159303 2.769192638 2.759667845 2.238673243 2.759667845 2.559308011 2.759667845 2.204798038 2.759667845 2.950364854 2.759667845 2.555094449 2.759667845 3.654874127 2.77815125 3.289087039 2.77815125 2.806349587 2.795880017 3.089640217 2.795880017 3.168497484 2.795880017 2.575764981 2.812913357 3.082964794 2.812913357 2.716837723 2.829303773 2.471291711 2.829303773 2.907948522 2.84509804 2.459769316 2.84509804 3.081977046 2.860338007 2.538133687 2.875061263 2.192428055 2.889301703 2.8876173 2.889301703 2.733197265 2.903089987 2.706931038 2.903089987 2.787460475 2.903089987 3.178761185 2.903089987 2.915927212 2.916453949 2.45484486 2.916453949 3.232042664 2.929418926 2.840106094 2.942008053 3.789985912 2.954242509 3.268051164 2.954242509 3.748168638 2.966141733 2.55448916 2.966141733 2.934245881 2.966141733 2.901049445 2.977723605 2.844787719 2.977723605 2.663229635 2.989004616 3.240049772 3 2.662049165 3 3.751721643 3 3.509202522 3 3.058995094 3 3.453929592 3.021189299 3.175004163 3.021189299 2.596597096 3.031408464 3.015254942 3.041392685 3.410439786 3.051152522 3.044343735 3.051152522 2.397940009 3.051152522 3.328736272 3.06069784 2.801575198 3.070037867 2.991669007 3.079181246 3.254064453 3.079181246 3.278582135 3.079181246 3.055378331 3.113943352 3.280008953 3.122215878 4.165941369 3.122215878 3.33475524 3.130333768 2.985089507 3.130333768 2.502768412 3.138302698 2.48784512 3.138302698 3.113525561 3.153814864 3.231405869 3.161368002 2.765109497 3.183269844 3.191660565 3.190331698 3.101918834 3.210853365 3.230768138 3.210853365 2.936136587 3.217483944 3.29841638 3.217483944 3.660794354 3.224014811 3.130253336 3.243038049 3.00635906 3.243038049 3.279438788 3.249198357 3.446342965 3.249198357 3.068093054 3.249198357 3.373831145 3.255272505 3.196866747 3.255272505 3.639461586 3.261262869 3.024793423 3.261262869 2.940640978 3.267171728 3.252792371 Annual Employment Growth (4-year average) Annual Housing Starts (4-year average) 1,000 10,000 100,000 100 100 1,000 10,000 100,000 U.S. MSAs

Outlook is favorable for job growth 1st Qtr 2nd Qtr 1/1/1995 124.85 4/1/1995 124.63 7/1/1995 124.93 10/1/1995 125.22 1/1/1996 125.54 4/1/1996 126.28 7/1/1996 127.22 10/1/1996 127.84 1/1/1997 128.5 4/1/1997 129.34 7/1/1997 129.95 10/1/1997 130.5 1/1/1998 130.78 4/1/1998 131.26 7/1/1998 131.57 10/1/1998 132.29 1/1/1999 132.94 4/1/1999 133.21 7/1/1999 133.57 10/1/1999 134.27 1/1/2000 136.62 4/1/2000 136.95 7/1/2000 136.7 10/1/2000 137.34 1/1/2001 137.72 4/1/2001 137.09 7/1/2001 136.73 10/1/2001 136.22 1/1/2002 136.1 4/1/2002 136.37 7/1/2002 136.82 10/1/2002 136.64 1/1/2003 137.41 4/1/2003 137.65 7/1/2003 137.57 10/1/2003 138.3 1/1/2004 138.41 4/1/2004 138.88 7/1/2004 139.61 10/1/2004 140.09 1/1/2005 140.3 4/1/2005 141.4 7/1/2005 142.32 142.32 10/1/2005 142.37 1/1/2006 143.14 4/1/2006 143.96 7/1/2006 144.6 10/1/2006 145.06 1/1/2007 145.45 4/1/2007 145.71 7/1/2007 145.87 10/1/2007 146.09 1/1/2008 146.44 4/1/2008 146.8 7/1/2008 147.17 10/1/2008 147.58 1/1/2009 148.04 4/1/2009 148.49 7/1/2009 148.95 10/1/2009 149.42 1/1/2010 149.91 4/1/2010 150.38 7/1/2010 150.83 10/1/2010 151.31 1/1/2011 151.81 4/1/2011 152.27 7/1/2011 152.73 10/1/2011 153.21 1/1/2012 153.71 4/1/2012 154.16 7/1/2012 154.62 10/1/2012 155.11 1/1/2013 155.59 4/1/2013 156.05 7/1/2013 156.51 10/1/2013 157 1/1/2014 157.49 4/1/2014 157.95 7/1/2014 158.41 10/1/2014 158.91 1/1/2015 159.39 4/1/2015 159.87 7/1/2015 160.32 10/1/2015 160.8 1/1/2016 161.27 U.S. Civilian Non-Farm Employment (Millions) 1995 2015 2000 2005 2010 1.8 million new jobs per year on average over the next ten years Source: Economy.com

Interest rates: it's really about affordability 1st Qtr 1972 0.166 1973 0.193 1974 0.221 1975 0.225 1976 0.228 1977 0.235 1978 0.261 1979 0.303 1980 0.35 1981 0.421 1982 0.391 1983 0.338 1984 0.35 1985 0.318 1986 0.273 1987 0.296 1988 0.309 1989 0.31 1990 0.302 1991 0.269 1992 0.247 1993 0.229 1994 0.249 1995 0.235 1996 0.233 1997 0.226 1998 0.209 1999 0.222 2000 0.238 2001 0.219 2002 0.223 2003 0.21 2004 0.231 0.315 2005 0.228 0.315 0.315

9 Copyright 2003 (c) Professor Michael E. Porter Porter - Homebuilding - 11 - 18 - 03 - CT Threat of Substitute Products or Services Threat of New Entrants Rivalry Among Existing Competitors Bargaining Power of Suppliers Bargaining Power of Buyers Determinants of Long - Term Industry Profitability Structurally attractive industry The "five forces" are favorable for big builders Consolidation Disciplined capital

Fragmented industry, lots of headroom Coke Pepsi Top 5 Builders Other Other Cadbury Schweppes New Homes Soft Drinks

Disciplined industry supply Months Supply of New Home Unsold Inventory 1/1/1990 7 2/1/1990 7.6 3/1/1990 7.8 4/1/1990 8.3 5/1/1990 8.2 6/1/1990 7.9 7/1/1990 7.8 8/1/1990 8.2 9/1/1990 8.4 10/1/1990 8.7 11/1/1990 8.2 12/1/1990 8.5 1/1/1991 9.4 2/1/1991 7.9 3/1/1991 7.3 4/1/1991 7.3 5/1/1991 7 6/1/1991 7 7/1/1991 7.1 8/1/1991 6.8 9/1/1991 7.4 10/1/1991 6.7 11/1/1991 6.2 12/1/1991 6.2 1/1/1992 5.2 2/1/1992 4.9 3/1/1992 6.1 4/1/1992 6.1 5/1/1992 6 6/1/1992 5.6 7/1/1992 5.3 8/1/1992 5.2 9/1/1992 5 10/1/1992 5.1 11/1/1992 5.4 12/1/1992 5 1/1/1993 5.4 2/1/1993 5.3 3/1/1993 5.4 4/1/1993 4.7 5/1/1993 5.3 6/1/1993 5.2 7/1/1993 5.3 8/1/1993 5.5 9/1/1993 4.9 10/1/1993 5 11/1/1993 4.8 12/1/1993 4.5 1/1/1994 5.9 2/1/1994 5 3/1/1994 4.8 4/1/1994 5.2 5/1/1994 5.3 6/1/1994 6.2 7/1/1994 6.3 8/1/1994 6.1 9/1/1994 6 10/1/1994 5.6 11/1/1994 6.3 12/1/1994 6.6 1/1/1995 6.8 2/1/1995 7.3 3/1/1995 6.8 4/1/1995 6.7 5/1/1995 6.3 6/1/1995 5.8 7/1/1995 5.6 8/1/1995 6.1 9/1/1995 6.3 10/1/1995 6.3 11/1/1995 6.8 12/1/1995 6.4 1/1/1996 6.4 2/1/1996 5.3 3/1/1996 6.2 4/1/1996 6 5/1/1996 5.9 6/1/1996 6 7/1/1996 5.7 8/1/1996 5 9/1/1996 5.2 10/1/1996 5.6 11/1/1996 5.2 12/1/1996 5 1/1/1997 4.7 2/1/1997 4.5 3/1/1997 4.1 4/1/1997 4.7 5/1/1997 4.6 6/1/1997 4.4 7/1/1997 4.4 8/1/1997 4.3 9/1/1997 4.2 10/1/1997 4.3 11/1/1997 3.9 12/1/1997 4.4 1/1/1998 4 2/1/1998 3.9 3/1/1998 4.1 90 93 96 99 02 05 "Build-to-Stock" "Build-to-Order"

Big builder advantages The pack is separating ... Capital - The strong will thrive Advantaged access to capital Cost, liquidity and flexibility advantages Entitlement - Patience is a virtue ... and an advantage Supply chain - We've only just begun

Michael Porter's conclusions two years ago ... From: "The U.S. Homebuilding Industry and The Competitive Position of Large Builders" Professor Michael E. Porter Harvard Business School Centex Investor Conference New York, NY November 18, 2003 .... homebuilder valuations today are in the bottom 2% of the S&P 500

Our philosophy Be poised to excel in all economic conditions Report frequently on sustained performance progress But leave the weather forecasting to others

Key Themes U.S. home building industry will reward leaders Centex has sharpened its focus on home building Also unique opportunities now from refocusing proceeds Centex is well-positioned for performance Centex will improve its leadership position

Centex: a home building company Home Building

CENTEX

Centex five years ago

Virtually a Holding Company

Almost Half of Company Assets Deployed Here

Home Building	Primary Mfg Businesses	Financial Services	Homeowner Services	Mfg Housing	Commercial Construction	Investment Ventures	International
	Cement	Home Mortgages	Pest Control	Cavco Industries	Contracting	Real Estate	UK Home Building
	Aggregates	Home Title	Home Security	Community Development	Engineering Design-Build	Master Planned	UK Mortgage
	Gypsum Wallboard	Retail Mortgages	Multi-Family Security	Mfg Home Finance		Assisted Living	Inverloma (Mexico)
	Paperboard	ABA Mortgages	Lawn Care			Senior Services	Latin America
		Retail Title					
		Sub-Prime Lending					
		Financial Technology					

21

©2005 Centex Corporation

Centex today A Home Building Company 13% of Assets Deployed Here Home Building Pest Control Contracting Home Mortgages Home Title Fox and Jacobs Centex Homes Centex Destination Properties City Homes Age 55+ Lifestyle

Strategic repositioning chronology Suspend business diversification Eliminate entities not meeting robust business tests Eliminate businesses representing significant competition for capital Divest businesses not providing or gaining material strength from home building Do so in ways that maximize shareholder value Build strength in home building at the same time

Value Returned to Centex Shareholders Per Centex Share (Split-Adjusted) At Spinoff Dates Value Gained by Holding As of 11/9/2005 5.65 Eagle Materials 5.15 5.48 10.63 Cavco 0.5 1.65 2.15 $5.65 $12.78 $7.13 EAGLE MATERIALS CAVCO Significant shareholder value unlocked

Unique opportunities today Use of substantially all of Fairclough (UK) proceeds for share repurchases Use of potential CHEC proceeds for reinvestment in home building and/or share repurchases Balanced capital allocation - home building, share repurchases Organizational streamlining and cost reduction

We have trimmed the sails for racing Capital and people to highest and best use Unified focus on winning the race Efficiencies from simplification

Key Themes U.S. home building industry will reward leaders Centex has sharpened its focus on home building Also unique opportunities now from refocusing proceeds Centex is well-positioned for performance Centex will improve its leadership position

Positioned for performance Geographic diversification strength

Positioned for performance Key segment diversification strength 2nd Qtr First Time 507551 Move Up 475715 MFFS 72000 55+ 254668 Luxury 133036 Vacation/2nd 77955 MFFR 238000 Investment 83074 First-Time Buyers Move-Up Buyers For Rent Condo Age 55+ U.S. Housing Units Completed in 2004 Total: 1.8 Million MF SF Luxury Vacation/2nd

Positioned for performance Key segment diversification strength 2nd Qtr First Time 507551 Move Up 475715 MFFS 72000 55+ 254668 Luxury 133036 Vacation/2nd 77955 MFFR 238000 Investment 83074 First-Time Buyers Move-Up Buyers For Rent Condo Age 55+ MF SF Luxury Vacation/2nd U.S. Housing Units Completed in 2004 Total: 1.8 Million

Positioned for performance Operating leaders have cycle experience CEO 32 years President - Homes 29 Mid-Atlantic EVP 20 Midwest EVP 27 Southeast EVP 20 Southwest EVP 21 West EVP 18 CDP EVP 23

Positioned for performance Customer satisfaction and quality 2002 2003 2004 2005 East 5 7 9 20 MSGraph.Chart.8 MSGraph.Chart.8 Number of Markets Where Centex is Top 3 in Customer Satisfaction

Positioned for performance Geographic and segment diversification Experienced leadership Bench strength Customer satisfaction

Key Themes U.S. home building industry will reward leaders Centex has sharpened its focus on home building Also unique opportunities now from refocusing proceeds Centex is well-positioned for performance Centex will improve its leadership position

We are pursuing local market share 1st Qtr -17 0.075 2 0.15 1st Qtr -17 0.15 2 0.37 0.4 0.6 1.2 1 0.8 0.4 0.6 1.2 1 0.8 Relationship between Relative Local Market Share and Performance among Centex Divisions Regression analysis based on CY02-04 averages Operating Margin ROANA

We are prudent capital managers Balance short and long-term shareholders interests - reinvestment in home building vs. share repurchases Maintain high returns hurdles without price appreciation for new land investment Actively reposition and upgrade our land positions Balance land ownership with land optioning 3/31/2003 3/31/2004 3/31/2005 East 0.54 0.6 0.63 Centex Controlled Lots as % of Total Lots

We are focusing on efficiency Overhead efficiency is enabled by our company focus on home building Asset efficiency is a priority in home building operations Andy Hannigan will share our specific targets and goals in these areas later today

We are focusing on segmentation Differentiation through lifestyle segmentation First-Time Watch This Space Move Up Urban Village Second Home "55+" Lifestyle Segments

Focus and performance Share - relative local market share focus Capital allocation - balancing short and long-term benefits to shareholders Lifestyle segmentation - building brands in attractive growth segments Efficiency - overhead and asset Quality - customer satisfaction and process control

Andy Hannigan, Centex Homes

How we will get there Achieving our growth plans What we told you last year Our operating strategy: SCALE Outlook

Achieving our growth plans What we said last year ... Execution Land & Neighborhoods People Continuous Improvement Operating Margins Customer Satisfaction

Achieving our growth plans What we're accomplishing Execution Execution Execution Land & Neighborhoods 285,000 lots controlled, 63% optioned Opened 350 new neighborhoods LTM People 4,300 new hires LTM Improving retention rates Continuous Improvement Continuous Improvement Continuous Improvement Operating Margins Margins +240 bp LTM Customer Satisfaction Ten #1 rankings, 22 Top 3 finishes

Achieving our growth plans What's different than expected Stronger sales environment, especially existing neighborhoods Continued strong pricing offset cost inflation and helped drive higher-than-target margins Challenging neighborhood growth Selling out of existing neighborhoods more quickly Maximizing profits by delaying new neighborhood openings Slow permitting and entitlement processes

Achieving our growth plans What we'll do in FY06 What we said What we'll do +12 - 15% Avg. Neighborhoods +6 - 7% +2 - 5% Closings/Avg. Neighborhood +9 - 10% +0 - 4% Avg. Sales Price +10 - 12% +50 - 80 bp Operating Margin +100 bp ? ? ? +14 - 21% Closings +14 - 17% +16 - 29% Operating Earnings +38 - 41%

Share Cost Asset Management Lifestyle Differentiation Execution Our operating strategy

Share Cost Asset Management Lifestyle Differentiation Execution Our operating strategy

Gain Share Local scale matters most National regional local branded products programs off-site components manufacturing land labor materials talant

Gain Share Local scale matters most 1st Qtr -17 0.075 2 0.15 1st Qtr -17 0.15 2 0.37 0.4 0.6 1.2 1 0.8 0.4 0.6 1.2 1 0.8 Relationship between Relative Local Market Share and Performance among Centex Divisions Regression analysis based on CY02-04 averages Operating Margin ROANA

Gain Share Top 5 in top markets Most geographically diverse builder Footprint largely complete Continuously evaluate market priorities Financial, human capital choices Exit Salt Lake City and Central South Carolina Drive for "Top 5" local leadership Presence in Top 50 Markets CY04 CY07P East 13 26 West 16 10 North 9 2.7 2.2 85.2 10.7 Top 10 Top 5

Share Cost Asset Management Lifestyle Differentiation Execution Our operating strategy

Reduce Costs Cost reduction must drive margin improvement Price appreciation trend will likely flatten Highlighted opportunities Land development Supply chain Overhead

Reduce Costs - land development Apply proven brick & mortar cost-reduction techniques Work "Smarter" Value-engineer development plans Partner with contractors Improve scheduling to ensure on-time neighborhood openings "Right-size" phasing Break bids apart Earthwork, pipe, paving, etc. Validate unit quantities and costs Potential 15-20% of land development expenses $3,000 - 5,000 per home

Reduce Costs - supply chain Capture benefits from supply chain management CTX Builder Supply Value-added manufacturer of key components SKU standardization Quality assurance Largest mill-direct purchaser of lumber and OSB of any builder Today's operations 5 locations, 1/3 of Centex closings $24M in cost savings Potential 16 locations, 2/3 of Centex closings $2,500 - 3,000 per home

Potential 30-50% savings on 10% of materials $2,000 - 5,000 per home Reduce Costs - supply chain Buy manufacturer-direct Global Sourcing Focus on products originating in China Leverage CTX Builder Supply distribution Once proven, expand to other categories in 6-12 months Lighting Flooring Nails Countertops Locks Bath (e.g. faucets)

Reduce Costs - overhead Leverage overhead Overhead leverage will help sustain margin growth Leverage existing organization Streamline corporate support function FY05 FY06P Sample 0.139 0.133 0.128 0.123 0.118 SG&A% of Total Revenues FY07P-09P 50 bp/yr target

Share Cost Asset Management Lifestyle Differentiation Execution Our operating strategy

02 03 04 05 06 East 0.52 0.55 0.58 0.62 0.63 Manage Assets Land supply well-positioned and flexible to support future growth Closings from Land Supply 06 07P 08P East 1 0.93 0.63 100% 95% 65% Strong land position Use of options provides flexibility and helps minimize risk FY Lots Optioned at 9/30 FY

Manage Assets Increase asset efficiency Increased focus on asset turns Improves asset efficiency Increases cash flow Helps mitigate cycle risk Increase "same store" velocity Optimize inventory levels Moderate growth rate in land position Every 1/10 improvement in turns = $500M cash flow generation 04 05 06P Target FY09P Sample 1.94 1.79 1.68 1.8 0.118 Home Building Net Asset Turns FY

Manage Assets Actively evaluate the land portfolio Proactive land position management Invest in highest returning local opportunities Continuous asset management entails land sales Risk sharing and mitigation "Trading-up" Land Sales Earnings Investment Menu Investment Menu 36 'Top 50' markets 36 'Top 50' markets Single-family Multi-family Entry-level Move-up Urban Resort/2nd Home 55+ 05 06P 07P FY09P Sample 91 100 75 0.118 $91M $100M >$75M FY

Share Cost Asset Management Lifestyle Differentiation Execution Our operating strategy

Create Lifestyle Differentiation Market segmentation today First-Time Buyers Move-Up Buyers Age 55+ Vacation/2nd Luxury Condo 100% 66% Traditional Market Mix Segmentation

Create Lifestyle Differentiation Centex current market emphasis First-Time Buyers Move-Up Buyers Age 55+ Vacation/2nd Luxury Condo Centex Mix Today 100% 66% Traditional Market Mix Segmentation

First-Time Buyers Move-Up Buyers Age 55+ Vacation/2nd Luxury Condo Centex Vision Traditional Market Mix Segmentation Centex Mix Today Lifestyle Brand Segments Lifestyle Brand Segments Broadly Reflecting the Market Lifestyle-Segment Differentiation 100% 66% Create Lifestyle Differentiation Centex lifestyle segmentation vision

Create Lifestyle Differentiation Leadership in quality underpins brand leadership 2002 2003 2004 2005 Average 101 109 112 112 Centex 108 118 121 130 J.D. Power Overall Satisfaction Index +7 +9 +9 +18 2002 2003 2004 2005 East 5 7 9 20 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Number of Centex "Top 3" Markets J.D. Power Customer Satisfaction 5 7 9 22

Share Cost Asset Management Lifestyle Differentiation Execution Our operating strategy

Execution Executional excellence separates the home builders Balanced, disciplined growth Multi-segment, geographically diverse, supported by comprehensive research Improve margins Cost reduction and process improvement Overhead leverage Customer satisfaction Build on our industry leadership position Prudent asset management Increase efficiency Continuously evaluate the land portfolio Retain the best people Recruit, train, develop

Executing our growth plans What we'll do in FY07 Growth Over Prior Year Growth Over Prior Year Growth Over Prior Year FY05 FY06P FY07P Avg. Neighborhoods +6% +6 - 7% +12 - 13% Closings/Avg. Neighborhood +4% +9 - 10% +0 - 2% Avg. Sales Price +11% +10 - 12% +2 - 3% Operating Margin +190 bp +100 bp +0 bp FY03 05 06P 07P Closings 26427 33387 38000 43000 0 1000 1000 FY03 05 06P 07P Closings 631 1378.8 1900 2100 0 50 100 % CHG % CHG Operating Earnings ($ Millions) 33,387 39,000 Closings $1,379 $1,950 44,000 $2,200 FY FY +10% +15% +13% +43% +40% +12%

Division Presidents "Unplugged"

Division spotlight discussions Brad Burns Las Vegas Bob Davis DC Metro

Lel Echols

Executing our growth plans What we'll do in FY07 Growth Over Prior Year Growth Over Prior Year Growth Over Prior Year FY05 FY06P FY07P Avg. Neighborhoods +6% +6 - 7% +12 - 13% Closings/Avg. Neighborhood +4% +9 - 10% +0 - 2% Avg. Sales Price +11% +10 - 12% +2 - 3% Operating Margin +190 bp +100 bp +0 bp FY03 05 06P 07P Closings 26427 33387 38000 43000 0 1000 1000 FY03 05 06P 07P Closings 631 1378.8 1900 2100 0 50 100 % CHG +10% +15% +13% % CHG +43% +40% +12% Operating Earnings ($ Millions) 33,387 39,000 Closings $1,379 $1,950 44,000 $2,200 FY FY

FY06 Estimates FY06P FY06P FY06P FY06P Operating Earnings Home Building $1,900 - - $1,950 CTX Mortgage 80 - - 85 CHEC 120 - - 125 Construction Services 20 - - 22 Other (10) - - (12) Total Operating Earnings 2,110 - - 2,170 Interest and Corporate Expenses (105) - - (115) Earnings Before Taxes $2,005 - - $2,055 Net Earnings Continuing Ops $1,280 - - $1,305 Discontinued Operations 6 - - 6 Net Earnings $1,286 - - $1,311 Diluted EPS Continuing Ops $9.65 - - $9.85 Discontinued Operations .05 - - .05 Diluted EPS $9.70 - - $9.90 Fully Diluted Shares (millions) 132.5 132.5 132.5 132.5 Effective Tax Rate 36% 36% 36% 36%

Quarterly Earnings Per Diluted Share Quarter FY06P Fully Diluted Wtd. Avg. Shares (Millions) 1st Actual $1.69 134.6 2nd Actual $2.49 134.5 3rd $2.45 - $2.50 131.3 4th $3.02 - $3.17 129.5 $9.65 - $9.85 132.5 From continuing operations

FY06P (midpoint) FY07P FY07P FY07P FY07P Operating Earnings Operating Earnings $1,925 Home Building Home Building $1,925 $2,100 - - $2,200 CTX Mortgage CTX Mortgage 82 85 - - 90 CHEC 123 135 - - 140 Construction Services Construction Services 21 35 - - 40 Other Other (11) (15) - - (15) Total Operating Earnings Total Operating Earnings 2,140 2,340 - - 2,455 Interest and Corporate Expenses Interest and Corporate Expenses (110) (115) - - (125) Earnings Before Taxes Earnings Before Taxes $2,030 $2,225 - - $2,330 Earnings from Continuing Operations Earnings from Continuing Operations $1,292 $1,390 - - $1,455 Diluted EPS from Continuing Operations Diluted EPS from Continuing Operations $9.75 $10.75 - - $11.25 Fully Diluted Shares (millions) Fully Diluted Shares (millions) 132.5 129.5 129.5 129.5 129.5 Effective Tax Rate Effective Tax Rate 36% 37% 37% 37% 37% FY07 Estimates Continuing Operations

Disciplined capital management Capital allocation choices Cost savings and leverage opportunities Business portfolio alternatives Focus on asset efficiency

Net Earnings ($ Millions) 1998 1999 2000 02 03 04 05 06P 07P Centex 145 232 257 358 511 748 967 1292 1425 FY $511 $748 $967 $1,280-$1,305 $1,390-$1,455 From Continuing Operations for Fiscal Years Ending March 31,

Earnings Per Diluted Share 1998 1999 2000 02 03 04 05 06P 07P Centex 145 232 257 2.87 4.05 5.78 7.3 9.75 11 $4.05 $5.78 $7.30 $9.65-$9.85 $10.75-$11.25 From Continuing Operations for Fiscal Years Ending March 31, FY

Tim Eller

Our Messages Today 1. U.S. home building industry will reward leaders We do not presume the economic environment of the last five years necessarily will be the same for the next five ... ... but we do believe it will be one that will continue to reward leaders.

Our Messages Today 2. Centex has sharpened its focus on home building Our focus on home building is a purposeful and deliberate choice ... ... with the streamlining of other businesses done in ways to maximize shareholder value. The results of this streamlining also increase our capital allocation flexibility today.

Our Messages Today 3. Centex is well-positioned for performance Our investments in geographic and segment diversification, in organization and leadership development, and in quality - plus our unrivaled experience in cycle management - provide us a strong foundation for performance.

Our Messages Today 4. Centex will improve its leadership position Our priorities are Local share leadership in key markets Prudent capital management Aggressive overhead and asset management Segmentation and brand building

Our Intentions To reward shareholders over the next five years at least as well as we have over the last five ... ... by focusing on the fundamentals of strategy, execution, growth and improvement. To remain the best stewards of shareholder trust and confidence ... ... by saying what we will do - and by doing what we say.

Annual Investor Conference 2005